UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2008

Hana Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32626	32-0064979
(Commission File Number)	(IRS Employer
Identification No.)
7000 Shoreline Court, Suite 370
South San Francisco, CA 94080
(Address of principal executive offices and Zip Code)

(650) 588-6404
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 19, 2008, Hana Biosciences, Inc. (the “Company”) received a letter from the Listing Qualifications Department (the “Staff”) of The NASDAQ Stock Market, LLC (“Nasdaq”) that the Company does not comply with Nasdaq Marketplace Rule 4310(c)(3), which requires the Company to have a minimum of $2,500,000 in stockholders’ equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. In its letter, the Staff noted the following: (i) based on the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, the Company’s stockholders’ equity was ($997,106); (ii) as of November 18, 2008, the Staff determined that the market value of the Company’s listed securities was $7,124,949; and (iii) the Company has reported net losses from continuing operations in each of its last three completed fiscal years.

Based on these circumstances, the Staff is reviewing the Company’s eligibility for continued listing on the Nasdaq Capital Market. To facilitate this review, the Staff asked the Company to provide, on or before December 4, 2008, with a specific plan to achieve and sustain compliance with all requirements for continued listing on the Nasdaq Capital Market, including the time for completion of the plan. The Company intends to provide such a plan to the Staff by the December 4, 2008 deadline. If the Staff determines that the Company’s plan is not adequate, it will provide the Company with written notice that its common stock is being delisted from the Nasdaq Capital Market. At that time, the Company may appeal the Staff’s decision to a Nasdaq Listing Qualifications Panel.

There can be no assurance that the Company will be able to maintain the listing of its common stock on the Nasdaq Capital Market.  Delisting from Nasdaq Capital Market may make trading the Company’s common stock more difficult for investors, which may potentially lead to further declines in the share price of its common stock.  It may also make it more difficult for the Company to raise additional capital through the sale of its common stock on favorable terms, or at all.

The Company’s press release dated November 21, 2008 with respect to the notification from Nasdaq described above is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated November 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2008	Hana Biosciences, Inc.

	By:	/s/ John P. Iparraguirre
John P. Iparraguirre
Vice President, Chief Financial Officer

INDEX TO EXHIBITS FILED WITH THIS REPORT

Exhibit No.	Description
99.1	Press release dated November 21, 2008